KINETICS PORTFOLIOS TRUST - MASTER INVESTMENT PORTFOLIOS
The Kinetics Spin-off and Corporate Restructuring Fund
Portfolio of Investments - March 31, 2023 (Unaudited)

COMMON STOCKS - 83.18%	Shares	Value
Accommodation - 2.90%
Civeo Corp. - ADR*	37,050	765,082

Beverage and Tobacco Product Manufacturing - 0.23%
Crimson Wine Group Limited*	10,000	61,500

Chemical Manufacturing - 0.33%
Prestige Consumer Healthcare, Inc.*	797	49,916
Rayonier Advanced Materials, Inc.*	5,800	36,366
		86,282
Data Processing, Hosting and Related Services - 0.01%
Rumble, Inc.*	200	2,000

Diversified Real Estate Activities - 0.73%
PrairieSky Royalty Limited*	12,100	191,594

Educational Services - 2.25%
Graham Holdings Company - Class B	1,000	595,840

Fabricated Metal Product Manufacturing - 0.56%
Masco Corporation	3,000	149,160

Funds, Trusts, and Other Financial Vehicles - 0.05%
Mesabi Trust	550	13,849

Machinery Manufacturing - 0.18%
The Manitowoc Company, Inc.*	2,800	47,852

Management of Companies and Enterprises - 5.14%
A.P. Moeller-Maersk A/S - Class B - ADR	8,000	72,160
Associated Capital Group, Inc. - Class A	34,300	1,267,385
Galaxy Digital Holdings Ltd.*	5,000	19,090
		1,358,635
Miscellaneous Manufacturing - 5.57%
CSW Industrials, Inc.	10,600	1,472,658

Oil and Gas Extraction - 55.61%
Texas Pacific Land Corp.[c]	8,639	14,695,112

Other Financial Investment Activities - 2.97%
GAMCO Investors, Inc. - Class A	41,354	783,659
Morgan Group Holding Co.*[f]	724	731
		784,390
Other Investment Pools and Funds - 0.06%
Urbana Corporation*	4,834	13,413
Urbana Corporation - Class A*	1,400	3,770
		17,183
Real Estate - 5.12%
DREAM Unlimited Corp.*[f]	59,000	1,033,319
The Howard Hughes Corporation*	3,900	312,000
Tejon Ranch Co.*	400	7,308
		1,352,627
Scientific Research and Development Services - 0.01%
Rafael Holdings, Inc. - Class B*	1,000	1,550

Spectator Sports - 1.12%
Liberty Media Corp.-Liberty Braves - Class C*	1,590	53,567
Liberty Media Corp.-Liberty Formula One - Class A*	3,600	243,000
		296,567
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 0.34%
Vista Outdoor, Inc.*	3,200	88,672

TOTAL COMMON STOCKS
(cost $6,457,138)		21,980,553

CLOSED END FUNDS - 1.12%	Shares
Funds, Trusts, and Other Financial Vehicles - 1.12%
Capital Southwest Corporation	16,600	295,148

TOTAL CLOSED-END FUNDS
(cost $276,727)		295,148

TOTAL INVESTMENTS - 84.30%
(cost $6,733,865)		$22,275,701

Percentages are stated as a percent of net assets.

*	- Non-income producing security.
[c]	- Significant Investment - Greater than 5% of net assets.
[f]	- Level 2 Investment.
ADR	- American Depository Receipt.
CAD	- Canadian Dollars.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin- off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2023, 1.22%, 1.37%, 2.66%, 0.08%, and 0.20% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, The Paradigm Portfolio, and The Small Cap Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at March 31, 2023.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Kinetics Spin-off and Corporate Restructuring Fund

The following is a summary of the inputs used to value The Kinetics Spin-off and Corporate Restructuring Fund's net assets as of March 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$20,946,503	$1,034,050	$-	$21,980,553
Closed-End Funds	295,148	-	-	295,148
Total Investments in Securities	$21,241,651	$1,034,050	$-	$22,275,701

As of March 31, 2023, there were no investments in Level 3 securities.
During the period ended March 31, 2023, there were no transfers into or out of Level 3.